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EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of ABM Industries Incorporated (the "Company") on Form 10-K for the fiscal year ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Henrik C. Slipsager, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Henrik C. Slipsager
                                       -----------------------------------------
                                                  Henrik C. Slipsager
                                                Chief Executive Officer
                                             (Principal Executive Officer)

                                                Date: December 16, 2002